The Medical Specialists Fund

                                   Prospectus

                                 August 31, 1999

                           as amended November 4, 1999


         Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

         The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The Medical Specialists Fund
A No-Load Fund

Firsthand Funds (the "Trust") currently offers series of shares to investors, including The Medical Specialists Fund (the "Fund"). The Fund is non-diversified and has as its investment objective long-term growth of capital. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.


                                    Contents
         Risk/Return Summary                                     4
         Expense Information                                     6
         Additional Investment Strategies
              and Risk Considerations                            7
         Operation of the Fund                                  11
         How to Purchase Shares                                 13
         How to Redeem Shares                                   15
         Shareholder Services                                   18
         Dividends and Distributions                            19
         Taxes                                                  20
         Calculation of Share Price                             21
         Financial Highlights                                   22

FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
Nationwide (Toll-Free): 1.888.884.8482

Risk/Return Summary

         What is the Fund's investment objective?
         The Fund's investment objective is long-term growth of capital.

         What are the Fund's principal investment strategies?
         The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the health and biotechnology fields which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. The health and biotechnology fields include the cardiovascular medical device, minimally invasive surgical tool, pharmaceutical, biotechnology, managed care provider and generic drug segments of the technology industry.

         What are the principal risks of investing in the Fund?
         The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

         The Fund will be subject to greater risk because of its concentration of investments in the technology industry and within certain segments of the technology industry. Although the Investment Adviser currently believes that investments by the Fund in the technology industry may offer greater opportunity for growth of capital than investments in other industries, the value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

         The Fund may also invest a portion of its assets in securities that entail certain risks, such as foreign securities and securities of small companies and unseasoned issuers (including companies offering shares in initial public offerings). Please see "Additional Investment Strategies and Risk Considerations" in this Prospectus for additional information.


Performance Summary

         The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund since the Fund's inception and by showing how the average annual returns of the Fund compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

         During the period shown in the bar chart, the highest return for a quarter was 31.97% during the quarter ended December 31, 1998 and the lowest return for a quarter was -19.74% during the quarter ended June 30, 1998.


         Medical Specialists Fund *
         1998  -4.55%

         * MSF inception is 12/10/97


Average Annual Total Returns for Periods Ended December 31, 1998

                                             One Year   Since Inception*
                                             --------   ----------------
         The Medical Specialists Fund          -4.55%           -3.21%
         Dow Jones Industrial Average(1)       18.13%           15.21%
         Standard & Poor's 500 Index(2)        28.58%           26.22%
         NASDAQ Composite Index(3)             39.63%           33.05%

            * The public offering of shares of The Medical Specialists Fund commenced on December 10, 1997.

            (1)The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

            (2)The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

            (3)The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies.


Expense Information

         This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment):

         Sales load imposed on purchases                      None
         Sales load imposed on reinvested dividends           None
         Deferred sales load                                  None
         Exchange fee                                         None
         Redemption fee                                       None*

            * A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."


         Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

         Management Fees                                      1.50%
         Distribution (12b-1) Fees                            None
         Other Expenses                                       .45%
         Total Annual Fund Operating Expenses(A)              1.95%

            (A)The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

         Example:
         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                            1 Year       $   198
                            3 Years          612
                            5 Years        1,052
                            10 Years       2,275


Additional Principal Investment Strategies and Risk Considerations

         Investment Techniques and Strategies
         The equity securities in which the Fund may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, including foreign securities listed on a foreign securities exchange or traded in the United States. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

         The Investment Adviser's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Adviser believes that value exceeds the market price. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Adviser's analysis, fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Adviser will use in appraising an investment. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

         The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.


Risk Considerations

         Equity Securities
         The Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund may invest up to 15% of its net assets in illiquid securities.

         Small Capitalization Companies
         The Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

         Foreign Securities
         The Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

         Temporary Defensive Measures
         For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

         Concentration of Investments in Medical Industries
         The Fund will invest primarily in companies within the health and biotechnology segments. The Fund will be subject to greater risk because of its concentration of investments in a single industry and within certain segments of the industry. For example, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. Additionally, health and biotechnology segment products and services are subject to risk of rapid obsolescence caused by scientific developments and technological advances. Also, the medical industry is generally more susceptible to effects caused by changes in the economic climate, broad market swings, moves in a dominant industry stock or regulatory changes.

         Although the Investment Adviser currently believes that investments by the Fund in certain health and biotechnology companies may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in the Fund does not constitute a balanced investment program.

         The Fund intends to invest primarily in the following health and biotechnology segments. At any point in time, however, the Fund may invest more than 25% of its assets in any one industry segment. This will further increase the Fund's risk and will make the Fund more volatile.

                        Health and Biotechnology Segments
                        o Cardiovascular Medical Device
                        o Minimally Invasive Surgical Tool
                        o Pharmaceutical
                        o Biotechnology
                        o Managed Care Provider
                        o Generic Drug

         Year 2000 Problem
         The Fund and its service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services.

         The Fund's software vendors and service providers have assured the Fund that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of their computer systems will be adapted in time. The Fund does not expect year 2000 conversion costs to be substantial for the Fund because those costs are borne by the Fund's vendors and service providers and not directly by the Fund.

         Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Fund invests and, by extension, the value of those companies' shares held by the Fund.


Operation of the Fund

         The Board of Trustees of the Firsthand Funds agreed that as of September 9, 1999, Ingenuity Capital Managment LLC, (the "Investment Adviser"), 26888 Almaden Court, Los Altos, CA, 94022, should manage the investments of the Fund. Kendrick Kam, the portfolio manager of the Fund, is the President and 100 percent owner of the Investment Adviser. Mr. Kam has been the portfolio manager of the Fund since its inception on December 10, 1997. Part of that time, he was with the Fund's previous investment adviser, Interactive Research Advisers, Inc. ("Interactive"). Mr. Kam co-founded Interactive and served as a portfolio manager since 1994. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico.

         After receiving shareholder approval on October 10, 1999, the Investment Adviser began receiving a management fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

         The Adviser will seek shareholder approval to reorganize the Fund in a tax-free reorganization, out of Firsthand Funds and into Ingenuity Capital Trust in the near future. The Independent Trustees of the Firstand Funds have approved this future reorganization of the Fund, subject to shareholder approval. The fees charged to shareholders of the Fund will not change.

         The Fund has a separate contract (the "Administration Agreement") with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and general supervisory services to the Fund. Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's books of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act. The Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses. For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee from the Fund at the annual rate of .45% of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion. Following the closing of the restructuring of the Adviser, the Trustees have agreed to enter into an administration agreement with the New Adviser.

         Rafferty Capital Markets, Inc. (the "Underwriter"), 1311 Mamaroneck Avenue, White Plains, NY 10605, serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.


How to Purchase Shares

         You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. Your initial investment in the Fund ordinarily must be at least $10,000 (or $2,000 for Firsthand Funds IRAs). Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust or an authorized agent of the Trust. Any order placed with such brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus. Purchase orders received by such agents prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customers) for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., eastern time, are confirmed at that day's net asset value.

         You may open an account and make an initial investment in the Fund through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Medical Specialists fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Checks should be made payable to "Firsthand Funds." Third party checks will not be accepted. An account application is included with this Prospectus.

         The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

         If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1.888.884.8482) for instructions. You should be prepared to give the name of the Fund in which you wish to purchase shares, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Medical Specialists fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Checks should be made payable to "Firsthand Funds." Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.


How to Redeem Shares

         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         By Telephone
         You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 1.888.884.8482). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

         You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         By Mail
         You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         Through Broker-Dealers
         You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

         Additional Redemption Information
         If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $9 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.


Shareholder Services

         Contact the Transfer Agent (nationwide call toll-free 1.888.884.8482) for additional information about the shareholder services described below.

         Tax-Deferred Retirement Plans
         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         o    Keogh Plans for self-employed individuals
         o Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
         o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
         o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code
              (the "Code")

         Direct Deposit Plans
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


Dividends and Distributions

         The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. All distributions will be based on the net asset value in effect on the payable date. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


Taxes
         The Fund has qualified in all prior years and intends to continue to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

         Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

         Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

         The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.


Calculation of Share Price

         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., eastern time) on each day the New York Stock Exchange is open for business and may also be determined on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

         Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.


Financial Highlights

         The financial highlights table on the following page is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

Financial Highlights - Medical Specialists Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                   Year              Period
                                                  Ended               Ended
                                                 12/31/98           12/31/97(A)
                                                 --------           -----------
Net asset value at beginning of period              $10.12              $10.00

Income from investment operations:
     Net investment income (loss)                   (0.10)                0.01
     Net realized and unrealized gains (losses)
         on investments                             (0.36)                0.11

Total from investment operations                    (0.46)                0.12

Less distributions:
     Dividends from net investment income             --                   --
     Distributions from net realized gains            --                   --

Total distributions                                   --                   --

Net asset value at end of period                     $9.66              $10.12


Total return                                       (4.55%)            1.20%(B)

Net assets at end of period (millions)                $4.5                $2.4


Ratio of expenses to average net assets              1.95%            1.81%(C)

Ratio of net investment income (loss)
     to average net assets                         (1.33%)            1.75%(C)
Portfolio turnover rate                               160%                  0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B) Not Annualized.
(C) Annualized.


Firsthand Funds
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

Investment Adviser
Ingenuity Capital Managment LLC
26888 Almaden Court
Los Altos, CA 94022

Underwriter
Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605

Transfer Agent
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-free) 1.888.884.8482


Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call

                                 1.888.884.8482

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1.800.SEC.0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.